Exhibit 10.29

Innovation and	Northwestern University	Phone 847-467-2097	Northwestern |INVO
New Ventures Office	1800 Sherman Ave, Suite 504	invo.northwestern.edu	Innovation and New Ventures
Evanston, IL 60201

June 11, 2018

David A Giljohann, Ph.D.
Chief Executive Officer
Exicure, Inc.
8045 Lamon Ave.
Skokie, IL 60077

Re:    Amendment One to the License Agreement titled NU Exicure GM3 License Agreement dated June 17,
2016 ("Agreement") between Exicure, Inc ("Exicure") and Northwestern University ("Northwestern").

Dear David:

The following letter memorializes the understanding reached between Northwestern and Exicure regarding the First Amendment to the Agreement ("Amendment One NU Exicure GM3"). Unless otherwise defined In this Agreement, capitalized terms shall have the meaning assigned to them in the Agreement.

Subject to the terms and conditions of the Agreement and Exicure's compliance therewith, the parties hereby agree as follows:

1.	Exhibits A of the License Agreement is amended and Incorporated herein by reference.

2.	All other terms and conditions of the Agreement shall remain in full force and effect as amended hereby.

By signing below, the parties hereby execute this valid and binding agreement effective as of the date listed above.

NORTHWESTERN UNIVERSITY	EXICURE, INC.
/s/ Alicia Löffler, Ph.D.	/s/ David A. Giljohann, Ph.D.
Alicia Löffler, Ph.D.	David A. Giljohann, Ph.D.
Associate Vice President for Research	Chief Executive Officer
and Executive Director	Exicure, Inc.
INVO, Northwestern University

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

Innovation and	Northwestern University	Phone 847-467-2097	Northwestern |INVO
New Ventures Office	1800 Sherman Ave, Suite 504	invo.northwestern.edu	Innovation and New Ventures
Evanston, IL 60201

Exhibit A:

NU#	Serial Application Number	Application Title	Application Type	Status	Country Code	File Date
*****	*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****	*****

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.